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CENTEX HOME EQUITY LOAN TRUST 2005-D
09/1/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	76,149,907
Total Original Balance:	76,342,765

Number Of Loans:	513

			Minimum	Maximum
Average Current Balance:	$148,440.37		$17,570.80	$548,000.00
Average Original Balance:	$148,816.31		$21,000.00	$548,000.00
Average Appraisal Value:	$182,383.06		$29,000.00	$685,000.00
Average Purchase Price:	$179,099.76		$28,000.00	$685,000.00
Average Collateral Value:	$178,989.56		$28,000.00	$685,000.00

Weighted Average Gross Coupon:	7.123%		5.250	15.750%

Weighted Average Gross Margin:	4.887%		3.300	8.490%
Weighted Average Initial Rate Cap:	2.838%		2.000	3.000%
Weighted Average Period Rate Cap:	1.413%		1.000	1.500%
Weighted Average Minimum Rate:	6.872%		5.250	13.990%
Weighted Average Maximum Rate:	13.872%		12.250	20.990%

Weighted Average Initial Reset Frequency:	27	months	24	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	24.88	months	2.00	36.00	months

Weighted Average Combined Orig Ltv:	83.42%		69.61	92.70%
Weighted Average Combined Orig Ltv W Ss:	99.07%		76.17	160.00%

Weighted Average Fico Score:	634		461	798

Weighted Average Back-End Ratio:	42.15%		9.13	75.46%

Weighted Average Orig Amort Term:	359.65	months	180.00	360.00	months
Weighted Average Original Term:	359.18	months	180.00	360.00	months
Weighted Average Remaining Term:	353.45	months	116.00	360.00	months
Weighted Average Seasoning:	5.72	months	0.00	65.00	months

Weighted Average Prepay Term:	32.56	months	0.00	60.00	months

Top State Concentrations ($):	20.87 % California, 16.05 % Texas, 8.47 % Florida
Maximum Zip Code Concentration ($):	3.58% 92563

Origination Date:			Feb 28, 2000	Jul 29, 2005
First Pay Date:			Apr 01, 2000	Sep 01, 2005
Paid To Date:			Jun 05, 2005	Oct 01, 2005
Mature Date:			Apr 01, 2015	Aug 01, 2035
1St Rate Adj Date:			Mar 01, 2002	Aug 01, 2008
Next Rate Adj Date:			Sep 15, 2005	Aug 01, 2008

Silent Seconds
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 ARM IO	115	28,736,427.98	37.74
2/28 6 MO LIBOR	188	22,249,551.20	29.22
3/27 ARM IO	54	9,370,808.60	12.31
3/27 6 MO LIBOR	64	7,826,431.50	10.28
Fixed Rate	87	7,767,294.51	10.20
Fixed Rate Balloon	5	199,393.55	0.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
POOL:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	439	71,199,469.28	93.50
1	74	4,950,438.06	6.50
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	510	75,951,759.50	99.74
02:Delinquent:30 Days	3	198,147.84	0.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	303	50,985,979.18	66.95
3/27 6 Mo LIBOR ARM	118	17,197,240.10	22.58
Fixed Rate	87	7,767,294.51	10.20
Fixed Rate Balloon	5	199,393.55	0.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	421	68,183,219.28	89.54
Fixed Rate	92	7,966,688.06	10.46
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Silent Second	513	76,149,907.34	100.00
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
21,000 - 50,000	42	1,451,221.90	1.91
50,001 - 100,000	137	10,339,515.82	13.58
100,001 - 150,000	146	17,987,950.35	23.62
150,001 - 200,000	77	13,120,685.75	17.23
200,001 - 250,000	43	9,662,694.79	12.69
250,001 - 300,000	25	6,860,418.67	9.01
300,001 - 350,000	13	4,173,254.12	5.48
350,001 - 400,000	13	4,928,418.70	6.47
400,001 - 450,000	9	3,772,768.24	4.95
450,001 - 500,000	7	3,304,979.00	4.34
500,001 - 548,000	1	548,000.00	0.72
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
17,571 - 50,000	42	1,451,221.90	1.91
50,001 - 100,000	137	10,339,515.82	13.58
100,001 - 150,000	146	17,987,950.35	23.62
150,001 - 200,000	77	13,120,685.75	17.23
200,001 - 250,000	44	9,912,273.38	13.02
250,001 - 300,000	24	6,610,840.08	8.68
300,001 - 350,000	13	4,173,254.12	5.48
350,001 - 400,000	13	4,928,418.70	6.47
400,001 - 450,000	9	3,772,768.24	4.95
450,001 - 500,000	7	3,304,979.00	4.34
500,001 - 548,000	1	548,000.00	0.72
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.250 - 5.500	9	2,159,076.39	2.84
5.501 - 6.000	59	11,049,009.58	14.51
6.001 - 6.500	108	19,128,696.45	25.12
6.501 - 7.000	97	16,574,129.74	21.77
7.001 - 7.500	65	9,577,725.27	12.58
7.501 - 8.000	54	7,059,596.64	9.27
8.001 - 8.500	23	3,343,712.51	4.39
8.501 - 9.000	18	1,714,768.14	2.25
9.001 - 9.500	4	478,711.64	0.63
9.501 - 10.000	4	404,394.44	0.53
10.001 - 10.500	4	375,247.36	0.49
10.501 - 11.000	6	511,670.75	0.67
11.001 - 11.500	8	475,809.05	0.62
11.501 - 12.000	14	968,278.26	1.27
12.001 - 12.500	13	782,457.79	1.03
12.501 - 13.000	11	597,971.54	0.79
13.001 - 13.500	11	684,040.40	0.90
13.501 - 14.000	3	183,979.04	0.24
14.001 - 14.500	1	45,195.42	0.06
15.501 - 15.750	1	35,436.93	0.05
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.300 - 4.000	47	9,264,851.54	13.59
4.001 - 5.000	197	34,667,499.44	50.84
5.001 - 6.000	109	16,352,254.20	23.98
6.001 - 7.000	51	6,279,759.75	9.21
7.001 - 8.000	13	1,366,672.14	2.00
8.001 - 8.490	4	252,182.21	0.37
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.250 - 6.000	68	13,208,085.97	19.37
6.001 - 7.000	189	33,690,653.08	49.41
7.001 - 8.000	101	14,661,805.53	21.50
8.001 - 9.000	33	4,369,365.53	6.41
9.001 - 10.000	5	557,461.64	0.82
10.001 - 11.000	8	592,081.20	0.87
11.001 - 12.000	10	523,754.37	0.77
12.001 - 13.000	3	282,655.66	0.41
13.001 - 13.990	4	297,356.30	0.44
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.250 - 13.000	68	13,208,085.97	19.37
13.001 - 14.000	189	33,690,653.08	49.41
14.001 - 15.000	101	14,661,805.53	21.50
15.001 - 16.000	33	4,369,365.53	6.41
16.001 - 17.000	5	557,461.64	0.82
17.001 - 18.000	8	592,081.20	0.87
18.001 - 19.000	10	523,754.37	0.77
19.001 - 20.000	3	282,655.66	0.41
20.001 - 20.990	4	297,356.30	0.44
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	99	11,050,621.21	16.21
3.000	322	57,132,598.07	83.79
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	105	11,877,232.28	17.42
1.500	316	56,305,987.00	82.58
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	421	68,183,219.28	100.00
Total	421	68,183,219.28	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	8	306,883.12	0.40
240	1	61,991.25	0.08
360	504	75,781,032.97	99.52
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
116 - 120	7	246,030.27	0.32
121 - 180	1	60,852.85	0.08
181 - 240	1	61,991.25	0.08
241 - 300	67	4,704,407.79	6.18
301 - 360	437	71,076,625.18	93.34
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	37	7,714,649.93	10.13
1 - 3	394	62,226,176.76	81.72
4 - 6	6	1,018,051.83	1.34
7 - 9	1	154,700.51	0.20
13 - 15	1	85,890.25	0.11
61 - 63	37	2,572,895.62	3.38
64 - 65	37	2,377,542.44	3.12
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	37	7,714,649.93	10.13
1 - 12	401	63,398,929.10	83.26
13 - 24	1	85,890.25	0.11
61 - 65	74	4,950,438.06	6.50
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
69.61 - 70.00	7	362,779.14	0.48
70.01 - 75.00	7	984,912.58	1.29
75.01 - 80.00	274	45,714,765.68	60.03
80.01 - 85.00	43	3,358,681.20	4.41
85.01 - 90.00	170	24,520,473.17	32.20
90.01 - 92.70	12	1,208,295.57	1.59
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.13 - 10.00	2	146,121.05	0.19
10.01 - 15.00	1	53,639.38	0.07
15.01 - 20.00	2	127,758.13	0.17
20.01 - 25.00	13	1,488,949.58	1.96
25.01 - 30.00	32	4,343,058.40	5.70
30.01 - 35.00	45	6,588,895.81	8.65
35.01 - 40.00	87	12,025,483.09	15.79
40.01 - 45.00	133	20,550,792.04	26.99
45.01 - 50.00	131	20,033,471.51	26.31
50.01 - 55.00	64	10,398,565.31	13.66
55.01 - 60.00	2	229,661.85	0.30
75.01 - 75.46	1	163,511.19	0.21
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	3	128,264.34	0.17
451 - 475	1	31,192.50	0.04
476 - 500	10	624,444.43	0.82
501 - 525	17	1,291,768.55	1.70
526 - 550	17	1,417,302.05	1.86
551 - 575	46	6,239,629.41	8.19
576 - 600	93	11,062,989.05	14.53
601 - 625	90	13,090,161.65	17.19
626 - 650	97	16,927,319.11	22.23
651 - 675	59	12,487,725.98	16.40
676 - 700	30	4,607,831.00	6.05
701 - 725	23	3,820,427.75	5.02
726 - 750	11	1,755,336.50	2.31
751 - 775	9	1,227,915.06	1.61
776 - 798	7	1,437,599.96	1.89
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	289	38,953,160.78	51.15
No Prepayment Penalty	224	37,196,746.56	48.85
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	224	37,196,746.56	48.85
12	13	2,172,072.70	2.85
24	75	11,876,367.64	15.60
36	159	22,371,723.52	29.38
60	42	2,532,996.92	3.33
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	339	45,060,548.69	59.17
PUD	130	25,770,053.14	33.84
Condominium	23	3,513,163.11	4.61
Townhouse	10	1,015,961.91	1.33
Manufactured Housing	7	590,042.78	0.77
Two-Four Family	4	200,137.71	0.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	513	76,149,907.34	100.00
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	508	75,950,513.79	99.74
Balloon	5	199,393.55	0.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Y	169	38,107,236.58	50.04
N	344	38,042,670.76	49.96
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	344	38,042,670.76	49.96
60	169	38,107,236.58	50.04
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	513	76,149,907.34	100.00
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	510	76,009,419.11	99.82
Investor	3	140,488.23	0.18
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	451	62,633,454.70	82.25
Stated Documentation	58	12,556,711.57	16.49
Limited Documentation	4	959,741.07	1.26
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	474	73,568,015.81	96.61
B	24	1,908,962.17	2.51
C	15	672,929.36	0.88
Total	513	76,149,907.34	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	15	2,188,358.45	2.87
California	47	15,895,231.97	20.87
Colorado	16	2,647,444.35	3.48
Connecticut	3	377,847.17	0.50
Florida	37	6,446,791.00	8.47
Georgia	13	1,332,927.12	1.75
Idaho	3	384,742.13	0.51
Illinois	6	910,111.08	1.20
Indiana	11	1,237,029.80	1.62
Iowa	2	178,671.24	0.23
Kansas	1	55,869.44	0.07
Kentucky	5	479,259.32	0.63
Louisiana	5	367,838.82	0.48
Maine	1	177,866.56	0.23
Maryland	9	1,487,601.06	1.95
Massachusetts	2	629,600.00	0.83
Michigan	14	1,913,022.98	2.51
Minnesota	3	784,732.87	1.03
Mississippi	9	412,096.41	0.54
Missouri	9	969,683.59	1.27
Nevada	7	1,567,257.36	2.06
New Jersey	1	206,958.42	0.27
New Mexico	10	1,075,348.53	1.41
New York	10	854,411.87	1.12
North Carolina	20	2,788,937.46	3.66
North Dakota	1	23,944.58	0.03
Ohio	25	2,327,007.23	3.06
Oklahoma	4	156,490.88	0.21
Oregon	5	720,902.18	0.95
Pennsylvania	11	718,325.14	0.94
Rhode Island	1	186,400.00	0.24
South Carolina	15	2,401,207.11	3.15
Tennessee	27	2,700,970.92	3.55
Texas	109	12,219,374.55	16.05
Utah	12	1,490,764.26	1.96
Virginia	13	2,602,369.24	3.42
Washington	26	4,533,134.16	5.95
West Virginia	2	346,269.77	0.45
Wisconsin	3	353,108.32	0.46
Total	513	76,149,907.34	100.00